UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2010

AMERICAN BILTRITE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4773	04-1701350
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

57 River Street, Wellesley Hills, Massachusetts 02481-2097
(Address of principal executive offices, including zip code)

(781) 237-6655
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 22, 2010, the general partner and the limited partner of K&M Associates L.P. entered into an Amendment No. 2 (the "Amendment No. 2") to Amended and Restated Agreement of Limited Partnership of K&M Associates L.P. (the "Limited Partnership Agreement"). American Biltrite Inc.'s wholly owned subsidiary Aimpar, Inc is the sole general partner of K&M Associates L.P. and Ocean State Jewelry, Inc., a wholly owned subsidiary of American Biltrite Inc., is the sole limited partner of K&M Associates L.P. The Amendment No. 2, extended the term of the Limited Partnership Agreement to December 31, 2020.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 to Amended and Restated Agreement of Limited Partnership of K&M Associates L.P., dated December 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2010	AMERICAN BILTRITE INC. By: _/s/ Howard N. Feist III__________ Name: Howard N. Feist III Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Amendment No. 2 to Amended and Restated Agreement of Limited Partnership of K&M Associates L.P., dated December 22, 2010